UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Western Asset Worldwide Income Fund Inc.

(SBW)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	14

Statements of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Report of independent registered public accounting firm	32

Board approval of management and subadvisory agreements	33

Additional information	39

Annual chief executive officer and chief financial officer certifications	45

Dividend reinvestment plan	46

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held in May 2009, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report. Please refer to the Fund’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

Western Asset Worldwide Income Fund Inc..	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The Fund will invest, under normal market conditions, at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. Under normal circumstances, the Fund will invest in securities of issuers located in at least four countries. The Fund can also invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the two-month reporting period from November 1, 2009 through December 31, 2009, U.S. Treasury yields moved higher (and their prices lower), whereas the spread sectors (non-Treasuries) generally performed well. The yields on two- and ten-year Treasuries began the period at 0.90% and 3.41%, respectively. Yields then moved steadily higher through the end of the year, as economic data was generally better than anticipated and expectations for inflation increased. When the period ended on December 31, 2009, the yields on two- and ten-year Treasuries were 1.14% and 3.85%, respectively. Inflation expectations led to increased demand for TIPS, and the Barclays Capital Global Real Index: U.S. TIPSi gained 0.53% during the two months ended December 31, 2009.

In contrast to the Treasury market, the spread sectors, overall, generated solid results during the two-month period. As was the case during much of 2009, the spread sectors benefited from improving credit conditions, encouraging economic data and increased investor risk appetite. Also supporting the spread sectors was strong demand from investors seeking incremental yields, given the low rates available from short-term fixed-income securities. All told, lower-quality bonds outperformed higher-quality bonds during the reporting period. From November 1st through December 31, 2009, as measured by the Barclays Capital U.S. Corporate Investment Grade Indexii, higher-rated AA and A-rated bonds returned

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	1

Fund overview continued

-0.17% and 0.22% respectively, while lower-rated BBB-rated bonds returned 1.53%.

The emerging market debt asset class generated solid returns during the period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii gained 1.05% and 0.32% in November and December 2009, respectively. The emerging markets were shaken toward the end of November 2009, when it was announced that wholly-owned subsidiaries of the Dubai government would restructure up to $26 billion of debt. The news initially weighed heavily on the global financial markets, particularly on European and UK banks that had significant exposures to the country. However, it proved to be a temporary setback after Dubai received financial support from Abu Dhabi. In December, both Turkey and Peru saw their sovereign ratings upgraded by one of the rating agencies, while Mexico was downgraded. Economic growth continued to rebound in most emerging market countries during the period and many central banks appeared to be reaching an end to their easing cycles. As such, most developing markets were pricing in possible rate hikes during 2010.

Q. How did we respond to these changing market conditions?

A. There were no significant adjustments made to the portfolio during the two-month reporting period. While we pared the Fund’s overweight in Russia, trading volume during the end of the year was relatively modest and we largely maintained our exposures.

During the period, the Fund used interest rate swaps to fine tune its exposure in Brazil. We also used U.S. Treasury futures to add durationiv to the portfolio. These derivative positions detracted from results.

Performance review

For the two-month period from November 1, 2009 through December 31, 2009, Western Asset Worldwide Income Fund Inc. returned 1.28% based on its net asset value (“NAV”)v and 8.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 1.37% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevi returned 1.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the two-month period, the Fund made distributions to shareholders totaling $0.16 per share. The performance table on the next page shows the Fund’s two-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

2	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

PRICE PER SHARE	2-MONTH TOTAL RETURN*
$14.02 (NAV)	1.28%
$12.75 (Market Price)	8.03%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Q. What were the leading contributors to performance?

A. An overweight and strong issue selection in Russia contributed to relative performance for the period. Within Russia, we emphasized securities in the Oil and Gas sector, such as issuers like TNK-BP Finance SA. Rising oil prices and improving economic conditions in the country helped these holdings to perform well during the reporting period. Elsewhere, an overweight to Argentina’s local sovereign debt enhanced results. Our holdings performed well as investor sentiment regarding the country improved due to the possibility of Argentina making a tender offer for some of its previously-defaulted bonds. Lastly, our overweight exposures to Brazilian sovereign debt and corporate bonds were beneficial. In particular, issue selection within the Industrials sector, such as Odebrecht Finance Ltd., benefited the Fund’s results.

Q. What were the leading detractors from performance?

A. The Fund’s overweight to the front end of the U.S. yield curvevii for many lower-rated sovereigns, including Venezuela, detracted from performance as shorter yields rose more than longer-dated yields over the reporting period. Elsewhere, our position in Treasury futures, used to manage the duration of the portfolio, also detracted given the rise in yields during the two-month reporting period.

Our elevated cash position during the reporting period also detracted from performance given the benchmark’s solid results and the low yields available from short-term money market instruments. We felt comfortable with our cash position, as we used it as a hedge to our corporate exposure and it allowed us to more easily participate in the new issue market.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	3

Fund overview continued

quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Worldwide Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

4	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2009 were: Sovereign Bonds (45.9%), Energy (19.0%), Financials (8.6%), Telecommunication Services (8.2%) and Materials (7.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
ii

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

INVESTMENT BREAKDOWN (%) As a percent of total investments

Sovereign bonds
45.9
45.1
Energy
19.0
20.0
Financials
8.6
9.7
Telecommunication services
8.2
8.1
Materials
7.8
7.4
Consumer discretionary
2.6
1.6
Utilities
1.8
1.7
Industrials
1.4
1.5
Warrants
0.3
0.3
Short-term investments
4.4
4.6
As of December 31, 2009
As of October 31, 2009
0%
10%
20%
30%
40%
50%

† The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and October 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

Schedule of investments

December 31, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 48.9%
	Brazil — 7.9%
	Centrais Eletricas Brasileiras SA, Senior Notes:
855,000	6.875% due 7/30/19(a)	$930,881
830,000	6.875% due 7/30/19(a)	903,663
500,000	Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20(a)	516,250
1,470,000	Globo Communicacoes e Participacoes SA, Senior Bonds, 7.250% due 4/26/22(a)	1,543,500
	GTL Trade Finance Inc., Senior Notes:
566,000	7.250% due 10/20/17(a)	595,715
300,000	7.250% due 10/20/17(a)	315,750
440,000	NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(a)	451,000
	Odebrecht Finance Ltd.:
290,000	7.500% due 10/18/17(a)	301,600
1,090,000	Senior Notes, 7.000% due 4/21/20(a)	1,107,712
	Vale Overseas Ltd., Notes:
1,139,000	8.250% due 1/17/34	1,310,426
6,057,000	6.875% due 11/21/36	6,067,061
	Total Brazil	14,043,558
	Cayman Islands — 1.0%
1,690,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	1,745,092
	Chile — 0.6%
1,055,000	Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19	1,150,418
	China — 0.3%
470,000	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 5.456% due 12/15/10(a)(b)	472,350
	Colombia — 1.5%
1,200,000	Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	1,336,200
	EEB International Ltd.:
300,000	8.750% due 10/31/14(a)	325,500
550,000	Senior Bonds, 8.750% due 10/31/14(a)	596,750
400,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(a)	442,000
	Total Colombia	2,700,450
	India — 0.1%
244,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(b)	219,661
	Ireland — 1.5%
2,465,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	2,625,637

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

December 31, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Kazakhstan — 1.9%
3,230,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	$3,473,987
	Malaysia — 3.8%
	Petronas Capital Ltd.:
5,950,000	5.250% due 8/12/19(a)	5,975,062
814,000	5.250% due 8/12/19(a)	819,391
	Total Malaysia	6,794,453
	Mexico — 12.5%
2,209,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	2,298,109
	Axtel SAB de CV, Senior Notes:
4,310,000	7.625% due 2/1/17(a)	4,234,575
790,000	7.625% due 2/1/17(a)	778,150
	Grupo Televisa SA:
1,850,000	Senior Bonds, 6.625% due 1/15/40(a)	1,838,761
870,000	Senior Notes, 6.625% due 3/18/25	867,174
120,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	125,100
7,660,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	7,303,052
4,150,000	Petroleos Mexicanos, Notes, 8.000% due 5/3/19	4,824,375
	Total Mexico	22,269,296
	Qatar — 1.4%
	Ras Laffan Liquefied Natural Gas Co., Ltd. III:
1,103,000	Senior Secured Bonds, 6.750% due 9/30/19(a)	1,220,910
1,230,000	Senior Secured Notes, 5.500% due 9/30/14(a)	1,294,752
	Total Qatar	2,515,662
	Russia — 11.5%
	Evraz Group SA, Notes:
845,000	8.875% due 4/24/13(a)	845,845
550,000	8.875% due 4/24/13(a)	552,750
350,000	9.500% due 4/24/18(a)	350,000
4,150,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(a)	4,098,125
	RSHB Capital, Loan Participation Notes:
	Secured Notes:
3,959,000	7.125% due 1/14/14(a)	4,199,311
1,790,000	7.125% due 1/14/14(a)	1,902,949
854,000	Senior Secured Bonds, 6.299% due 5/15/17(a)	864,248
3,020,000	Senior Secured Notes, 9.000% due 6/11/14(a)	3,442,800
	TNK-BP Finance SA:
113,000	7.875% due 3/13/18(a)	116,955

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 11.5% continued
		Senior Notes:
1,021,000		7.500% due 3/13/13(a)	$1,082,260
1,350,000		7.500% due 7/18/16(a)	1,390,500
950,000		7.500% due 7/18/16(a)	986,812
160,000		7.875% due 3/13/18(a)	165,200
480,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	510,000
		Total Russia	20,507,755
		Thailand — 2.4%
		True Move Co., Ltd.:
270,000		10.750% due 12/16/13(a)	261,900
3,880,000		10.375% due 8/1/14(a)	3,666,600
320,000		Notes, 10.750% due 12/16/13(a)	310,400
		Total Thailand	4,238,900
		Trinidad and Tobago — 0.5%
850,000		Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(a)	955,188
		United Kingdom — 1.9%
22,771,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10 (a)	531,688
2,830,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	2,907,825
		Total United Kingdom	3,439,513
		United States — 0.1%
140,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	153,510
		TOTAL CORPORATE BONDS & NOTES (Cost — $81,408,166)	87,305,430
COLLATERALIZED SENIOR LOANS — 0.5%
		United States — 0.5%
		Ashmore Energy International:
114,773		Synthetic Revolving Credit Facility, 3.288% due 3/30/14(b)	105,448
887,957		Term Loan, 4.220% due 3/30/14(b)	815,811
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $955,295)	921,259
SOVEREIGN BONDS — 45.9%
		Argentina — 3.7%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02(c)	1,447,601
3,500,000	DEM	7.000% due 3/18/04(c)	1,051,801
2,399,000		Bonds, 7.000% due 9/12/13	2,129,912

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

December 31, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Argentina — 3.7% continued
		GDP Linked Securities:
1,700,000	EUR	1.262% due 12/15/35(b)	$132,818
1,565,000		1.330% due 12/15/35(b)	100,943
9,904,661	ARS	1.383% due 12/15/35(b)	117,121
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04(c)	1,057,960
2,000,000,000	ITL	7.000% due 3/18/04(c)	577,486
		Total Argentina	6,615,642
		Brazil — 5.5%
		Brazil Nota do Tesouro Nacional, Notes:
1,230,000	BRL	10.000% due 7/1/10	709,316
14,208,000	BRL	10.000% due 1/1/12	7,898,865
1,030,000		Federative Republic of Brazil, 7.125% due 1/20/37	1,187,075
		Total Brazil	9,795,256
		Colombia — 4.0%
		Republic of Colombia:
4,385,000		7.375% due 9/18/37	4,801,575
2,008,000		Senior Notes, 7.375% due 3/18/19	2,284,100
		Total Colombia	7,085,675
		Gabon — 0.6%
993,000		Gabonese Republic, 8.200% due 12/12/17(a)	1,045,133
		Indonesia — 2.8%
		Republic of Indonesia:
5,020,000,000	IDR	10.250% due 7/15/22	534,610
10,328,000,000	IDR	11.000% due 9/15/25	1,136,307
9,706,000,000	IDR	10.250% due 7/15/27	1,010,117
11,529,000,000	IDR	Bonds, 9.750% due 5/15/37	1,123,493
1,030,000		Senior Bonds, 6.875% due 1/17/18(a)	1,130,425
		Total Indonesia	4,934,952
		Panama — 3.5%
		Republic of Panama:
3,202,000		7.250% due 3/15/15	3,658,285
1,290,000		9.375% due 4/1/29	1,722,150
829,000		6.700% due 1/26/36	878,740
		Total Panama	6,259,175
		Peru — 5.4%
		Republic of Peru:
2,467,000		8.750% due 11/21/33	3,219,435
3,889,000		Bonds, 6.550% due 3/14/37	4,064,005

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Peru — 5.4% continued
2,000,000	Global Senior Bonds, 7.350% due 7/21/25	$2,300,000
	Total Peru	9,583,440
	Qatar — 0.3%
500,000	State of Qatar, Senior Notes, 4.000% due 1/20/15(a)	503,750
	Russia — 6.0%
173,000	Russian Federation, 12.750% due 6/24/28(a)	297,344
9,110,480	Russian Foreign Bond-Eurobond, Senior Bonds, 7.500% due 3/31/30(a)	10,374,559
	Total Russia	10,671,903
	Turkey — 8.2%
	Republic of Turkey:
1,490,000	11.500% due 1/23/12	1,747,025
730,000	11.000% due 1/14/13	881,475
425,000	7.250% due 3/15/15	478,125
3,822,000	11.875% due 1/15/30	6,191,640
463,000	Collective Action Securities, Notes, 9.500% due 1/15/14	557,915
4,384,000	Notes, 6.875% due 3/17/36	4,482,640
340,000	Senior Notes, 7.500% due 7/14/17	387,600
	Total Turkey	14,726,420
	United Arab Emirates — 0.3%
500,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	520,371
	Venezuela — 5.6%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	289,262
9,837,000	5.750% due 2/26/16(a)	6,443,235
574,000	7.650% due 4/21/25	340,095
	Collective Action Securities:
3,716,000	9.375% due 1/13/34	2,517,590
445,000	Notes, 10.750% due 9/19/13	393,825
160,000	Senior Bonds, 9.250% due 9/15/27	117,600
	Total Venezuela	10,101,607
	TOTAL SOVEREIGN BONDS (Cost — $80,045,287)	81,843,324
WARRANTS
WARRANTS — 0.3%
23,180	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $0)	614,270
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $162,408,748)	170,684,283

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 4.4%
	U.S. Government Agency — 0.2%
386,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10(d)(e)(f) (Cost — $385,897)	$385,897
	Repurchase Agreement — 4.2%
7,419,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $7,419,004; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $7,570,781) (Cost — $7,419,000)	7,419,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $7,804,897)	7,804,897
	TOTAL INVESTMENTS — 100.0% (Cost — $170,213,645#)	$178,489,180

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(c)	The coupon payment on these securities is currently in default as of December 31, 2009.
(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(e)	Rate shown represents yield-to-maturity.
(f)	All or a portion of this security is held as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $170,925,304.

Abbreviations used in this schedule:
	ARS	– Argentine Peso
	BRL	– Brazilian Real
	DEM	– German Mark
	EUR	– Euro
	GDP	– Gross Domestic Product
	IDR	– Indonesian Rupiah
	ITL	– Italian Lira
	OJSC	– Open Joint Stock Company
	RUB	– Russian Ruble

See Notes to Financial Statements.

12	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

WESTERN ASSET WORLDWIDE INCOME FUND INC.

SUMMARY OF INVESTMENTS BY SECTOR **

Sovereign bonds	45.9%
Energy	19.0
Financials	8.6
Telecommunication services	8.2
Materials	7.8
Consumer discretionary	2.6
Utilities	1.8
Industrials	1.4
Warrants	0.3
Short-term investments	4.4
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of December, 31, 2009 and are subject to change.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	13

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $170,213,645)	$178,489,180
Foreign currency, at value (Cost — $585,925)	600,954
Cash	661
Dividends and interest receivable	3,837,189
Prepaid expenses	10,621
Total Assets	182,938,605
LIABILITIES:
Investment management fee payable	163,452
Unrealized depreciation on swaps	72,495
Payable to broker — variation margin on open futures contracts	65,703
Accrued expenses	171,442
Total Liabilities	473,092
TOTAL NET ASSETS	$182,465,513
NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	180,902,868
Undistributed net investment income	759,782
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(6,957,257)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	7,747,105
TOTAL NET ASSETS	$182,465,513
Shares Outstanding	13,014,971
Net Asset Value	$14.02

See Notes to Financial Statements.

14	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009 AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:
Interest	$2,484,084	$13,723,671
Dividends	—	139,080
Less: Foreign taxes withheld	(9,011)	(29,745)
Total Investment Income	2,475,073	13,833,006
EXPENSES:
Investment management fee (Note 2)	321,729	1,619,218
Commitment fees (Note 5)	44,245	272,659
Audit and tax	28,772	62,629
Shareholder reports	25,668	140,565
Transfer agent fees	14,119	27,181
Directors’ fees	7,700	41,806
Custody fees	6,373	50,711
Legal fees	5,090	56,842
Stock exchange listing fees	2,769	18,294
Insurance	1,126	5,149
Excise tax (Note 1)	—	68,901
Miscellaneous expenses	892	10,244
Total Expenses	458,483	2,374,199
NET INVESTMENT INCOME	2,016,590	11,458,807
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	258,298	(8,089,442)
Futures contracts	585,549	(489,408)
Swap contracts	—	159,657
Foreign currency transactions	3,473	(454,577)
Net Realized Gain (Loss)	847,320	(8,873,770)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	347,061	61,492,858
Futures contracts	(899,688)	420,595
Swap contracts	(1,516)	(59,104)
Foreign currencies	(400)	464,447
Change in Net Unrealized Appreciation/Depreciation	(554,543)	62,318,796
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	292,777	53,445,026
INCREASE IN NET ASSETS FROM OPERATIONS	$2,309,367	$64,903,833

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	15

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009 AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:
Net investment income	$2,016,590	$11,458,807	$12,116,403
Net realized gain (loss)	847,320	(8,873,770)	2,429,338
Change in net unrealized appreciation/depreciation	(554,543)	62,318,796	(65,746,374)
Increase (Decrease) in Net Assets From Operations	2,309,367	64,903,833	(51,200,633)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,082,395)	(13,604,447)	(10,427,595)
Net realized gains	—	(712,021)	(4,539,622)
Decrease in Net Assets From Distributions to Shareholders	(2,082,395)	(14,316,468)	(14,967,217)
INCREASE (DECREASE) IN NET ASSETS	226,972	50,587,365	(66,167,850)
NET ASSETS:
Beginning of period	182,238,541	131,651,176	197,819,026
End of period*	$182,465,513	$182,238,541	$131,651,176
* Includes undistributed net investment income of:	$759,782	$789,338	$4,537,737

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

16	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]		2009[2,3]	2008[2]	2007[2]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$14.00		$10.12	$15.20	$15.36	$16.72	$15.53
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.16		0.88	0.93	0.91	0.85	1.20
Net realized and unrealized gain (loss)	0.02		4.10	(4.86)	0.33	0.57	1.35
Total income (loss) from operations	0.18		4.98	(3.93)	1.24	1.42	2.55
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(1.05)	(0.80)	(0.82)	(0.86)	(1.29)
Net realized gains	—		(0.05)	(0.35)	(0.58)	(1.92)	(0.07)
Total distributions	(0.16)		(1.10)	(1.15)	(1.40)	(2.78)	(1.36)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—	—	0.00 [4]	—
NET ASSET VALUE, END OF PERIOD	$14.02		$14.00	$10.12	$15.20	$15.36	$16.72
MARKET PRICE, END OF PERIOD	$12.75		$11.95	$8.55	$13.15	$13.37	$15.02
Total return, based on NAV[5,6]	1.28%		52.05%	(27.70)%	8.51%[7]	9.55%[8]	17.19%
Total return, based on Market Price[6]	8.03%		56.74%	(28.48)%	8.92%	6.95%	0.19%
NET ASSETS, END OF PERIOD (000s)	$182,466		$182,239	$131,651	$197,819	$199,891	$216,894
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.50%[9]		1.54%	1.62%	1.56%	1.45%	2.24%
Gross expenses, excluding interest expense	1.35	[9]	1.36	1.50	1.30	1.28	1.24
Net expenses	1.50	[9]	1.54	1.62	1.55 [10]	1.45 [10]	2.24
Net expenses, excluding interest expense	1.35	[9]	1.36	1.50	1.30 [10]	1.28 [10]	1.24
Net investment income	6.58	[9]	7.43	6.50	6.05	5.57	7.41
PORTFOLIO TURNOVER RATE	3%		46%	39%	64%	72%	83%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	—	[11]	— [11]	— [11]	— [11]	— [11]	$10,000
Asset Coverage for Loan Outstanding	—	[11]	— [11]	— [11]	— [11]	— [11]	2,269.00%
Weighted Average Loan (000s)	—	[11]	— [11]	— [11]	— [11]	$10,000 [11]	$46,027
Weighted Average Interest Rate on Loans	—	[11]	— [11]	— [11]	— [11]	5.07%[11]	3.79%

1	For the period November 1, 2009 through December 31, 2009.
2	For the year ended October 31.
3	Per share amounts have been calculated using the average shares method.
4	Amount represents less than $0.01 per share.
5

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44% (Note 8).
8	If the Fund met its investment restriction, the total return may have been different.
9	Annualized.
10	Reflects fee waivers and/or expense reimbursements.
11	At December 31, 2009, October 31, 2009, 2008, 2007 and 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	17

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820. ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                                          Level 1 — quoted prices in active markets for identical investments

•                                          Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

18	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

•                                          Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$ 87,305,430	—	$ 87,305,430
Collateralized senior loans	—	921,259	—	921,259
Sovereign bonds	—	81,843,324	—	81,843,324
Warrants	—	614,270	—	614,270
Total long-term investments	—	$170,684,283	—	$170,684,283
Short-term investments†	—	7,804,897	—	7,804,897
Total investments	—	$178,489,180	—	$178,489,180
Other financial instruments:
Futures contracts	$(479,093)	—	—	(479,093)
Interest rate swaps‡	—	(72,495)	—	(72,495)
Total other financial instruments	$(479,093)	$ (72,495)	—	$ (551,588)
Total	$(479,093)	$178,416,685	—	$177,937,592

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments,

20	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Loan participation. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the

22	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to

24	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $187,632 of Federal excise taxes attributable to calendar year 2008 in March 2009.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$36,249	$(36,249)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,647,387
Sales	5,605,742

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,542,028
Gross unrealized depreciation	(6,978,152)
Net unrealized appreciation	$7,563,876

26	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	168	3/10	$19,875,218	$19,396,125	$(479,093)

At December 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse
First Boston Inc.	$3,443,021	1/2/12	BRL-CDI	10.560%	—	$(28,211	)*
Credit Suisse
First Boston Inc.	4,953,550	1/2/12	BRL-CDI	10.510%	—	(44,284	)*
Total	$8,396,571				—	$(72,495)

‡  Percentage shown is an annual percentage rate.

*  Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

As of December 31, 2009, the Brazil CETIP Interbank Deposit (CDI) rate was 8.550%.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at December 31, 2009.

LIABILITY DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$479,093	—	$479,093
Swap contracts[3]	72,495	—	72,495
Total	$551,588	—	$551,588

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include any premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period November 1, 2009 through December 31, 2009 and for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
December 31, 2009
Futures contracts	$585,549	—	$585,549
October 31, 2009
Futures contracts	$(489,408)	—	$(489,408)
Swap contracts	6,345	—	6,345
Total	$(483,063)	—	$(483,063)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
December 31, 2009
Futures contracts	$(899,688)	—	$(899,688)
Swap contracts	(1,516)	—	(1,516)
Total	$(901,204)	—	$(901,204)
October 31, 2009
Futures contracts	$593,179	—	$593,179
Swap contracts	(70,979)	—	(70,979)
Total	$522,200	—	$522,200

The Fund had an average market value of $19,824,000 in futures contracts to buy and average notional balances in interest rate swap contracts of $8,396,571 for the period November 1, 2009 through December 31, 2009.

The Fund had average market value of $10,669,817 futures contracts (to buy), average notional balances in interest rate swap contracts of $3,229,450 during the year ended October 31, 2009.

As of October 31, 2009, the Fund did not have any forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively, but had average market values of $257,665 and

28	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

$129,792 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively and average notional balances of $124,769 and $470,769 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively, during the year ended October 31, 2009.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV, The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $72,495 if a contingent feature would have been triggered as of December 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

5. Loan

At December 31, 2009, the Fund had available for use a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended October 28, 2009, December 15, 2009 and January 15, 2010, among the Fund, CHARTA, LLC (“the Lender”), as successor by assignment to Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 1.25% on the total amount of the credit line, whether used or unused. Effective January 15, 2010, the Fund pays a commitment fee at an annual rate of 0.75%, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the periods November 1, 2009 through December 31, 2009 and the twelve months period ended October 31, 2009, the Fund did not have any borrowings outstanding under this credit agreement.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

6. Distributions subsequent to December 31, 2009

On November 16, 2009, the Board of Directors of the Fund declared two dividend distributions in the amount of $0.0800 per share, payable on January 29, 2010 and February 26, 2010 to shareholders of record on January 22, 2010 and February 19, 2010, respectively.

On February 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.0800 per share, payable on March 26, 2010, April 30, 2010 and May 28, 2010, to shareholders of record on March 19, 2010, April 23, 2010 and May 21, 2010.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31 and the fiscal years ended October 31, respectively, were as follows:

	DECEMBER 31, 2009	OCTOBER 31, 2009	OCTOBER 31, 2008
Distributions Paid From:
Ordinary income	$2,082,395	$13,604,447	$11,313,915
Net long-term capital gains	—	712,021	3,653,302
Total distributions paid	$2,082,395	$14,316,468	$14,967,217

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$856,691
Capital loss carryforward*	(6,673,380)
Other book/tax temporary differences(a)	330,873
Unrealized appreciation/(depreciation)(b)	7,035,446
Total accumulated earnings/(losses) — net	$1,549,630

*                 As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(6,673,380)

This amount will be available to offset any future taxable capital gains.

(a)              Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)       The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Investment restriction

Prior to April 29, 2008, the Fund’s investment policy stated that under normal market conditions, the Fund will invest at least 65% of its total assets in high-

30	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

yield foreign sovereign debt securities. The Fund also may have invested up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.

On April 28, 2008, stockholders of the Fund approved a proposal, previously approved by the Fund’s Board of Directors, to change the investment objectives of the Fund to allow for greater flexibility to invest in investment grade debt.

Effective as of April 29, 2008, the primary investment objective of the Fund is to seek to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

Also effective as of April 29, 2008, certain non-fundamental investment policy changes went into effect. Under the new non-fundamental investment policies, the Fund invests, under normal market conditions, at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. The Fund also is able to invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

Western Asset Worldwide Income Fund Inc. 2009 Annual Report	31

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Worldwide Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Worldwide Income Fund Inc. as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and for each of the years in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Worldwide Income Fund Inc. as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2010

32	Western Asset Worldwide Income Fund Inc. 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Worldwide Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative

Western Asset Worldwide Income Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) continued

functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

34	Western Asset Worldwide Income Fund Inc.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged emerging markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked fourth among the five funds in the Performance Universe for that period; the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2009 was ranked second among the four funds in the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2009 was ranked first among the four funds in the Performance Universe for that period. The Fund’s performance for each of the 3-, 5-, and 10-year periods ended June 30, 2009 was better than the Performance Universe median for that period. The Board noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Western Asset Worldwide Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) continued

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and three other leveraged emerging markets debt closed-end funds, as classified by Lipper. The Expense Universe funds had average net assets ranging from $30.1 million to $224.7 million. One of the other funds in the Expense Universe was larger than the Fund and two funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Management Fee, on a contractual basis, was ranked second among the four funds in the Expense Universe; the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe; and the Fund’s actual total expenses ranked second among the funds in the Expense Universe. The Fund’s contractual Management Fee and actual total expenses each were better than the Expense Universe median. The Board noted the small number of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided

36	Western Asset Worldwide Income Fund Inc.

with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 10 percent over the period covered by the analysis. The Board concluded that profitability was not excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow.

Western Asset Worldwide Income Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

38	Western Asset Worldwide Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Worldwide Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

Western Asset Worldwide Income Fund Inc.	39

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

40	Western Asset Worldwide Income Fund Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director and Non-Executive Chairman of the Board (since December 1, 2009), Associated Banc Corp. (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

Western Asset Worldwide Income Fund Inc.	41

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA*
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates (since 2006); President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

*	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Western Asset Worldwide Income Fund Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Western Asset Worldwide Income Fund Inc.	43

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

44	Western Asset Worldwide Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Worldwide Income Fund Inc.	45

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in

46	Western Asset Worldwide Income Fund Inc.

newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided

Western Asset Worldwide Income Fund Inc.	47

Dividend reinvestment plan (unaudited) continued

fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such

48	Western Asset Worldwide Income Fund Inc.

successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Worldwide Income Fund Inc.	49

Western Asset Worldwide Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson	Western Asset Management Company Limited
Riordan Roett
Jeswald W. Salacuse	Western Asset Management Company Pte. Ltd

Officers	Western Asset Management Company Ltd
R. Jay Gerken, CFA
President and Chief Executive Officer
Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer and Treasurer	1 Lincoln Street
Boston, Massachusetts 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, New York 10038

Thomas C. Mandia	Independent registered public accounting firm
Assistant Secretary	KPMG LLP
345 Park Avenue
Steven Frank	New York, New York 10154
Controller
Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017-3909
Western Asset Worldwide Income Fund Inc.
55 Water Street	New York Stock Exchange Symbol
New York, NY 10041	SBW

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Worldwide Income Fund Inc.

WESTERN ASSET WORLDWIDE INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS0019 2/10 SR10-1040

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,500 in October 31, 2008,  $56,900 in October 31, 2009 and $59,200 in December 31, 2009.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in October 31, 2008, $24 in October 31, 2009 and $24 in December 31, 2009.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Worldwide Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in October 31, 2008, $3,100 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Worldwide Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Worldwide Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Worldwide Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Worldwide Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Worldwide Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Worldwide Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Worldwide Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008..

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner‡	4 registered investment companies with $1.0 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management***	2 Other accounts with $0.1 billion in total assets under management

Michael C. Buchanan‡	17 registered investment Companies with $9.6 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $1.9 billion in total assets under management

Matthew Duda ‡	0 registered investment Companies with $0 billion in total assets Under management	1 Other pooled investment vehicles with $8.9 million in assets under management	10 Other accounts with $0.4 billion in total assets under management

*                      Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**               Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Michael C. Duda	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	March 1, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	March 1, 2010